Exhibit 10.12

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT ("Agreement"), dated August 28, 2009, is executed by and among (A) IP Global Investors Ltd., a Nevada corporation (“Purchaser”); (B) LUCAS MANN, an individual (“Mann”); and (C) Hodgson Russ LLP, a law firm with an address at 1540 Broadway, New York, New York 10036 (the “Collateral Agent”). Purchaser is sometimes referred to herein as the “Pledgor,” Mann is hereinafter sometimes referred to as the “Secured Party,” and the Pledgor and the Secured Party are hereinafter sometimes collectively referred to as the “Business Parties.”

W I T N E S S E T H:

WHEREAS, Purchaser has issued to Secured Party an installment promissory note in the amount of $225,000 dated of even date herewith (individually and collectively, the “Note”); and

WHEREAS, as collateral security for the obligations of Purchaser under the Note (the “Obligations”), Purchaser has agreed to (i) pledge to Secured Party up to 1,000,000 shares of the Class A Common Stock of FUND.COM INC., a Delaware corporation (“the Company”) that was acquired by the Purchaser pursuant to a Stock Purchase, Stock Redemption and Option agreement, dated of even date herewith between, among other, Purchaser and Secured Party (the “Purchase Agreement”); and

WHEREAS, all capitalized terms that are not otherwise defined in this Agreement shall have the same meaning as are defined in the Purchase Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.            Pledge and Assignment of the Collateral.

(a)           As collateral security for the Obligations, Pledgor hereby pledges to Secured Party, and creates in the Secured Party for its benefit, from the date hereof through the date the Obligations have been fully and completely satisfied, a first priority lien on and security interest in and to, all of Purchaser’s right, title and interest in and to 1,000,000 shares of the Class A Common Stock, $0.001 par value per share (“Common Stock”) of the Company that was acquired by Purchaser pursuant to the Agreement (such 1,000,000 shares are hereinafter referred to as the “Pledged Securities”), together with all proceeds from the sale of the Pledged Securities, all dividends paid in respect of the Pledged Securities and any property or securities delivered to the holder of the Pledged Securities in respect thereof in the event of a merger or takeover of the Company by a third party (collectively, together with the Pledged Securities, the “Pledged Collateral”).

        (b)           Simultaneous with the execution and delivery of this Agreement,  Pledgor does hereby agree to execute and deliver to the Collateral Agent:

(i)    any documents reasonably requested by Secured Party to perfect its security interest in the Pledged Collateral, including, assignments separate from the Pledged Securities substantially in the form of Exhibit A hereto, undated and appropriately endorsed in blank, with respect to the Pledged Securities,

(ii)           if legally required to perfect Secured Party’s security interest in the Pledged Collateral, such financing statements as Secured Party and/or the Collateral Agent may reasonably request with respect to the Pledged Collateral (or, if execution by Pledgor is not required pursuant to the applicable Uniform Commercial Code, Pledgor hereby authorizes the Collateral Agent to file all financing statements deemed necessary by Secured Party to perfect the security interests granted hereunder),

In addition,  Pledgor does hereby authorize the Collateral Agent to take such other steps as Secured Party may from time to time reasonably request to perfect Secured Party's security interest in the Pledged Collateral or any part thereof under applicable law, and upon the occurrence and during the continuance of an Event of Default (as defined in the Note) (“Event of Default”) to execute and deliver on behalf of  Pledgor such other documents of transfer as Secured Party or the Collateral Agent may from time to time reasonably require to enable Secured Party to transfer the Pledged Collateral into the name of Secured Party or the name of its nominee (all of the foregoing are hereinafter collectively referred to as the "Assignments”).

2.           Definition; Security for Secured Obligation.

(a)           Unless otherwise defined in this Agreement, when used herein all capitalized terms shall have the same meaning as such terms are defined in the Purchase Agreement.

(b)           The Pledged Collateral secures the prompt and complete payment, performance and observance of the Obligations.

3.           Pledged Collateral Adjustments. If during the term of this Agreement:

(a)           any non-cash dividend or distribution, reclassification, readjustment or other change is declared or made in the capital structure of Company, or any option, warrant or similar instrument included within the Pledged Collateral is exercised, or both, or

(b)           any subscription, warrants, options shall be issued in connection with the Pledged Collateral,

then Pledgor shall (i) promptly deliver new, substituted and additional shares, warrants, options, or other equity securities, issued by reason of any of the foregoing, and all certificates and other instruments evidencing the same to Secured Party to be held under the terms of this Agreement and shall constitute Pledged Collateral hereunder, and (ii) promptly deliver to Secured Party or the Collateral Agent such additional Pledged Collateral.

4.           Release of Pledged Collateral.

(a)           Upon confirmation from Secured Party that payment of a $45,000 monthly installment payment due to such Secured Party under the Note   (each an “Installment Payment”) has been paid in compliance with the Note,  (or based upon receipt by the Collateral Agent of a bank confirmation of payment by wire transfer of such Installment Payment having been made in compliance with the Note), the Collateral Agent shall release to the Purchaser Pledged Securities constituting 200,000 shares of Class A Common Stock of the Company (the “Released Collateral”).  The Purchaser shall receive and retain good and marketable title to the Released Collateral and, upon confirmation of each such Installment Payment, as aforesaid, the applicable amount of the Released Collateral shall no longer be subject to this Agreement or the pledge and security interest granted hereunder.

(b)           Upon payment in full of the Note, all of the remaining Pledged Collateral held under this Agreement shall be released to the Purchaser and this Agreement shall terminate and be of no further force or effect.

5.           Remedies Following an Event of Default .

                (a)           Upon the occurrence and during the continuation of an Event of Default, (as defined in the Note), upon not less than thirty (30) calendar days prior written notice to Pledgor and the Collateral Agent, Secured Party, may, at his option, request that the Collateral Agent transfer or register the Pledged Collateral or any part thereof into his or their nominee's name with or without any indication that such Pledged Collateral is subject to the lien created hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, Secured Party may at any time exchange certificates or other instruments representing or evidencing Pledged Collateral for certificates or other instruments of smaller or larger denominations.

(b)           Upon the occurrence and during the continuation of an Event of Default, in addition to having the right to exercise any right or remedy of a secured party upon default under the New York State Uniform Commercial Code or applicable law or at equity, Secured Party may, to the extent permitted by law, subject to giving notice as set forth below, to Pledgor but without being required to take or do any action (except as provided below):

(i) apply any cash held by it hereunder to the payment of Obligations; and

(ii) if there shall be no such cash or if the cash so applied shall be insufficient to pay in full the Obligations, collect, receive, appropriate and realize upon the Pledged Collateral or any part thereof, and/or sell, assign, transfer, contract to sell or otherwise dispose of and deliver the Pledged Collateral or any part thereof, in its entirety or in portions, at public or private sale or at any broker's board, on any securities exchange or at any of Secured Party places of business or elsewhere, for cash, upon credit or for future delivery, and at such price or prices as Secured Party may deem best, and Secured Party may (except as otherwise provided by law) be the purchaser of any or all of the Pledged Collateral so sold and thereafter may hold the same, absolutely, free from any right or claim of whatsoever kind.

(1)   In the event of a sale as set forth in section 4(b)(ii) above, Secured Party may, at any such sale, restrict the number of prospective bidders or purchasers and/or further restrict such prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment and not with a view to the distribution or resale of the Pledged Collateral, and may otherwise require that such sale be conducted subject to restrictions as to such other matters as Secured Party may deem necessary in order that such sale may be effected in such manner as to comply with all applicable state and federal securities and other laws.  Upon any such sale, Secured Party shall have the right to deliver, assign and transfer the Pledged Collateral so sold to the purchaser thereof.

(2)   Pledgor hereby acknowledges that, notwithstanding that a higher price might be obtained for the Pledged Collateral at a public sale than at a private sale or sales, the making of a public sale of the Pledged Collateral may be subject to registration requirements under applicable securities laws and other legal restrictions, compliance with which would make a public sale of the Pledged Collateral impractical.  Accordingly, Pledgor hereby agrees that private sales made by Secured Party in good faith in accordance with the provisions of this Section 4 may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at a public sale, and that Secured Party shall not have any obligation to take any steps in order to permit the Pledged Collateral to be sold at a public sale.

(3)   Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right whatsoever, including any equity or right of redemption of Pledgor, and Pledgor hereby specifically waives all rights of redemption, stay or appraisal and other rights that Pledgor has or may have under any law, regulation or statute now existing or hereafter adopted or otherwise.  Secured Party shall give Pledgor not less than twenty (20) days written notice of its intention to make any such public or private sale.  Such notice, in case of a public sale, shall state the time and place fixed for such sale, and, in case of a sale at broker's board, on a securities exchange, at one or more of Secured Party’s places of business or elsewhere, shall state the board, exchange or other location at which such sale is to be made and the day on which the Pledged Collateral, or that portion thereof so being sold, will first be offered for sale at such location.  Such notice, in case of a private sale, shall state only the date on or after which such sale may be made.  Any such notice given as aforesaid shall be deemed to be reasonable notification.

(4)   Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale.  At any sale the Pledged Collateral may be sold in one lot as an entirety or in parts, as Secured Party may determine.  Secured Party shall not be obligated to make any sale pursuant to any such notice.  Secured Party may, without notice or publication, adjourn any sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Pledged Collateral on credit or for future delivery, the Pledged Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, but Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may again be sold upon like notice.

                (g)   On any sale of any part of the Pledged Collateral, Secured Party is hereby authorized to comply with any limitation or restriction in connection with such sale that may be necessary in order to avoid any violation of applicable law or in order to obtain any required approval of the purchaser(s) by any governmental authority or officer or court.

(h)           Pledgor hereby acknowledges, understands and agrees that compliance with the foregoing procedures shall satisfy any applicable requirements that such sale or disposition be made in a commercially reasonable manner.

(i)           Notwithstanding anything to the contrary, express or implied, contained in this Section 4, following the occurrence and during the continuation of any Event of Default, Secured Party may elect, as his sole and exclusive remedy under the Note and this Agreement, to retain the Pledged Collateral and not effect a sale of same (at either a public or private sale).  In the event that a Secured Party elects to retain the Pledged Collateral (as distinguished from deploying commercially reasonable efforts to attempt to sell the Pledged Collateral, in which event this Section 4(i) shall not be applicable) ,  all further obligations of the Pledgor to such Secured Party under the Note shall be deemed to be fully paid and satisfied.

5.           Representations and Warranties.

(a) The Pledgor does hereby represent and warrant to Secured Party as follows:

           (1)    the Pledgor is, and upon delivery thereof and payment therefore will be, the legal and beneficial owner of the Pledged Collateral owned by the Pledgor, free and clear of any lien, except for the lien created by this Agreement;

(2)   The Pledgor has full power and authority to enter into this Agreement, assign, deposit, pledge and grant a lien on or otherwise transfer all of its rights in the Pledged Collateral free and clear of any liens; and,

(3)   The execution, delivery and performance of this Agreement and the Note  and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which  Pledgor is a party or is otherwise bound or is a beneficiary, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal, state and foreign securities laws and regulations and regulations of any self-regulatory organizations to which Pledgor is subject) applicable to Pledgor or by which any property or asset of  Pledgor is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, assets, properties or financial condition of the Pledgor.  The Pledgor is not in default (and no event has occurred which with notice or lapse of time or both could put the Pledgor in default) under, and the Pledgor has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Pledgor is a Party or by which any property or assets of the Pledgor is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect, The Pledgor is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third Party, in order for the execution, delivery or performance of any of its obligations under this Agreement in accordance with the terms hereof or thereof, or to issue the Loan in accordance with the terms hereof and the terms of the Note.  Any and all consents, authorizations, orders, filings and registrations which the Pledgor is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

(b) Secured Party does hereby represent and warrant to Pledgor as follows:

(1)   The Secured Party has full power and authority to enter into this Agreement.

(2)   The execution, delivery and performance of this Agreement and the Note and the consummation of the transactions contemplated hereby and thereby will not violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement or instrument to which Secured Party is a Party or is otherwise bound or is a beneficiary, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal, state and foreign securities laws and regulations and regulations of any self-regulatory organizations to which Secured Party is subject) applicable to Secured Party or by which any property or asset of Secured Party is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect).  The Secured Party is not in default (and no event has occurred which with notice or lapse of time or both could put  Secured Party in default) under, and  Secured Party has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which  Secured Party is a Party or by which any property or assets of Secured Party is bound or affected.  The Secured Party is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third Party, in order for the execution, delivery or performance of any of his obligations under this Agreement in accordance with the terms hereof or thereof, or to issue the Loan in accordance with the terms hereof and the terms of the Note.  Any and all consents, authorizations, orders, filings and registrations which Secured Party is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

6.            Voting Rights.

(a)           During the term of this Agreement Pledgor shall have the right to vote any Pledged Securities which form all or a portion of the Pledged Collateral, to the extent such Pledged Securities may be voted, on all questions presented to the holders of Company Common Stock, and the Collateral Agent will deliver all necessary documents to allow the Pledgor to take such action upon the Pledgor's request.

(b)           Notwithstanding the provisions of Section 6(a) above, upon the occurrence and during the continuance of an Event of Default (as defined in the Note),  Secured Party may immediately, at Secured Party's option, exercise all voting and other consensual rights and powers pertaining to the Pledged Collateral (to the extent it may vote). In such connection, the Business Parties hereby agree that upon written notice to the Collateral Agent by Secured Party that an Event of Default has occurred and is continuing, the Collateral Agent shall deliver all proxies (if any) in its possession to Secured Party and any other instruments, documents or agreements deemed reasonably necessary by Secured Party to evidence the right to vote the Pledged Collateral as provided hereunder, and the Pledgor agrees that they shall not be entitled to rescind, revoke or otherwise modify Secured Party's vote executed in accordance with this Section 6(b). Any and all Proxies executed by the Pledgor pursuant to this Section 6 shall be deemed for all purposes to be a proxy coupled with an interest and shall be irrevocable until the payment in full, in cash, of all amounts due under the Obligations and performance of the other Obligations.

7.           Dividends and Other Distributions.  The Collateral Agent shall be entitled to receive any and all dividends and other distributions paid in respect of the Pledged Collateral which dividends and/or distributions shall be deemed to be held in escrow if received by Secured Party and shall become part of the Pledged Collateral upon receipt thereof.

8.           Transfers and Other Liens. Pledgor agrees that, except as otherwise provided in Section 4 above, until all of the Obligations are paid in full, it will not (i) sell or otherwise dispose of, or grant any option or other rights with respect to, any of the Pledged Collateral without the prior written consent of  Secured Party, or (ii) create or permit to exist any lien upon or with respect to any of the Pledged Collateral, except for the lien created by this Agreement.

9.            Private Placement Sale of Pledged Collateral.  Subject at all times to the provisions of Section 10 below, in view of the fact that federal and state securities laws may impose certain restrictions on the method by which a sale of the Pledged Collateral may be effected after an Event of Default, the Pledgor agrees that after the occurrence and during the continuance of an Event of Default, Secured Party may, from time to time, attempt to sell all or any part of the Pledged Collateral by means of a private placement restricting the bidders and prospective purchasers to those who are qualified and will represent and agree that they are purchasing for investment only and not for distribution. In so doing, Secured Party may solicit offers to buy the Pledged Collateral, or any part of it, from one or more investors deemed by Secured Party, in its reasonable judgment, to be financially responsible parties who might be interested in purchasing the Pledged Collateral. The acceptance by Secured Party of the highest and best offer obtained therefrom shall be deemed to be a commercially reasonable method of disposing of such Pledged Collateral.

10.            Alternative Remedy.                                           Notwithstanding the provisions of this Agreement, on and after the occurrence of an Event of Default, Secured Party may (but shall not be obligated to) elect, in lieu of the remedies specified in Section 4 to retain all of the Pledged Collateral as full and complete liquidated damages for any amounts then due and owing by the Pledgor to Secured Party under the Obligation and other Obligation.

11.            Termination.  This Agreement shall remain in full force and effect until the Note shall have been indefeasibly paid in full. Upon the termination of this Agreement as provided above (other than as a result of the sale of the Pledged Collateral), this Agreement shall automatically terminate and all liens and security interests created hereunder shall terminate and be released.  Upon confirmation of payment in full of the Note, the Collateral Agent shall (a) if any UCC-1 Financing Statements were previously filed, file any UCC-3 Termination Statements releasing the lien and security interest created by the Assignments, and (b) to the extent it then has possession of any of the remaining Pledged Collateral, will deliver such Pledged Collateral and the Assignments to the Pledgor.

12.            Agreements with and Duties of the Collateral Agent.

(a)           The Collateral Agent shall be under no duty to give the Pledged Collateral held by it hereunder any greater degree of care than it gives its own similar property.

(b)           If the Collateral Agent is permitted or required to deliver any of the Pledged Collateral or pay money back to any Business Party or Business Parties, such payment shall be made by check or by wire transfer, at the Collateral Agent's sole discretion, unless the Collateral Agent shall have received written notice from such Business Party or Business Parties of a new and/or different postal address or unless this Agreement shall have provided otherwise.  If payment is made by check or Pledged Collateral is to be delivered, the same shall be mailed to the address specified by the Business Party(s) in this Agreement (or to a new or different address subsequently specified to Collateral Agent by writing from such Business Party(s)).

(c)           Whenever authorization shall be provided by the terms of this Agreement for the payment or delivery of Pledged Collateral by the Collateral Agent to one or more Business Parties and there is no express requirement hereunder for written instructions from the applicable Business Party(s) before such delivery is made, the Collateral Agent shall notify all Business Parties and, in its sole discretion, may defer payment or defer return or delivery of Pledged Collateral until such written requirement or consent is received from all of the Business Parties (or, depending on the Collateral Agent’s requirements, from less than all of them).  Where Collateral Agent determines to so defer payment or delivery, the Collateral Agent shall give written notice to the Business Parties of such determination.

(e)           It is expressly understood and agreed that under no circumstances shall the Collateral Agent be required to pay or have paid to any Business Party(s) any sum not representing proceeds from the sale of any Pledged Collateral that may be delivered to the Collateral Agent.

(f)           It is intended that the duties and responsibilities of the Collateral Agent shall be limited to ministerial duties and responsibilities to the maximum extent permitted by law.  In keeping with that intent, it is agreed that the receipt by Collateral Agent of Exhibit B, or an alternative written instrument containing the substantive information or content that is in Exhibit B (whether or not also including other information and content not inconsistent with the request and approval of delivery or disbursement action proposed to be taken by the Collateral Agent) shall, in the absence of actual knowledge by the Collateral Agent of falsehood, fraud or other intentional or gross misconduct on the part of any of the Business Parties that would render the proposed action under the written instrument to be inappropriate, be full and sufficient justification and authorization for the proposed payment or disbursement action by the Collateral Agent.  Notwithstanding anything to the contrary, express or implied, contained in this Agreement, if the Collateral Agent shall receive written instructions from Secured Party in accordance with Alternative Instructions 2 of Exhibit B (or words of similar import), the Collateral Agent shall: (i) furnish a copy of such instructions to the Pledgor at the address designated on Exhibit B (or any alternative address requested by the Pledgor in writing), and (ii) take no action with respect to such written request until a date which shall be not less than ten (10) Business Days following receipt of such written instructions from  Secured Party.

(g)           The ministerial reliance by Collateral Agent on the written instrument referred to in Section 12(f) shall be full and sufficient justification and authorization, as stated in such Section, notwithstanding a determination that Collateral Agent had certain specified discretionary inquiry powers and opportunities that Collateral Agent did not pursue or that, absent the provisions of Section 12(f) above, Collateral Agent had (or might have had) fiduciary responsibilities to investigate before making any such payment or disbursement and did not do so.

(h)           The Collateral Agent shall have no duty or responsibility to enforce collection of any check delivered to it and subsequently dishonored, nor shall Collateral Agent have any duty or responsibility to give notice to any Business Party of such attempted payment and the subsequent dishonor thereof.

(i)           The Collateral Agent shall be entitled to rely upon the accuracy, act in reliance upon the contents, and assume the genuineness of any notice, instruction, certificate, signature (including copies of signature pages), instrument or other document (in each case, whether a copy, facsimile or original) which is given to the Collateral Agent pursuant to this Agreement, without the Collateral Agent being obligated to undertake any action or investigation to verify the truth or accuracy thereof -- unless the Collateral Agent has actual knowledge that the document or other document, instruction, certificate or signature is not accurate, truthful, authorized or genuine.  For purposes of this Section 12(i), “Actual knowledge, or any other instance where “knowledge” would be required (and, therefore, “actual knowledge” would be required as a standard of “knowledge”)  shall consist of actual and conscious apprehension and understanding, presently in the mind or consciousness of the person acting for Collateral Agent (as opposed to knowledge previously known but not currently remembered or consciously being thought about) and shall be limited to such “actual knowledge” by an attorney in Collateral Agent’s firm who is currently actively engaged in the management of the Collateral Agent and who is made aware of the document, etc. that is the subject of this Section 12(i).  For purposes of this Agreement “knowledge” (being required to be “actual knowledge”) shall not included knowledge of any other attorney or person in Collateral Agent who is not directly involved in making decisions regarding, or managing, the activities as Collateral Agent.  Knowledge by others within Collateral Agent shall not be imputed to the persons described above for purposes of determining whether “knowledge” or “actual knowledge” existed.

(j)        The Collateral Agent may consult with and act relative hereto upon advice of counsel of its own selection in reference to any matter connected herewith, and shall not be liable to any of the parties hereto, or their respective legal representatives, heirs, successors and assigns, for any action taken in good faith on the advice of counsel or for any mistake of fact or error of judgment, or for any acts or omissions of any kind taken or made in good faith unless caused by its willful misconduct or gross negligence.

(k)           The Collateral Agent shall not be responsible for, or have any duty to inquire into, or be required to enforce any of the terms and provisions of any document or agreement other than this Agreement.

(l)            Without limiting the foregoing, the Collateral Agent shall not be responsible for, or have any duty to inquire into, monitor or enforce obligations between any of the Business Parties as to (i) whether there was support or justification for any such Business Party to act in accordance with written instructions of such Business Party or any other Business Party in attached Exhibit C or any written alternative acceptable to Collateral Agent that included (with anything else) the material or content of Exhibit C or (ii) whether any Business Party properly uses and applies funds received by it, whether from the Collateral Agent or third parties, in accordance with the provisions of this Agreement or other applicable documents.  Notwithstanding anything to the contrary, express or implied, contained in this Agreement, if the Collateral Agent shall receive written instructions from Secured Party in accordance with Alternative Instructions 2 of Exhibit B (or words of similar import), the Collateral Agent shall: (i) furnish a copy of such instructions to the Pledgor at the address designated on Exhibit B (or any alternative address requested by the Pledgor in writing) within one (1) business day following receipt of such instructions, and (ii) take no action with respect to such written request until a date which shall be not less than ten (10) Business Days following receipt of such written instructions from Secured Party.

(m)          This Agreement sets forth exclusively the duties of the Collateral Agent with respect to any and all matters pertinent hereto and no implied duties or obligations shall be read into this Agreement against the Collateral Agent.

(n)           If the Collateral Agent shall be uncertain as to its duties or rights hereunder or if it receives instructions with respect to the Pledged Collateral or any funds that may be derived from the sale or transfer of any Pledged Collateral, which, in the Collateral Agent’s sole discretion, it determines to be in actual or potential conflict with this Agreement or other instructions that it has received, the Collateral Agent shall be excused from taking action that it might otherwise be required to take, and its sole obligation shall be to keep safely all property held in escrow until the uncertainty is resolved.  Such uncertainty can be resolved by written and signed agreement among all affected Business Parties or by order or judgment of a court of competent jurisdiction, naming the involved Business Parties as participants in the action or proceeding brought to obtain judicial determination of the involved uncertain duties and obligations.

Alternatively, the Collateral Agent may, in its discretion, seek judicial determination of any dispute or uncertainty and/or deposit all of the Pledged Collateral and any funds that may be derived from the sale or transfer of any Pledged Collateral, in Court pursuant to proceedings under New York law.

(p)           The Collateral Agent makes no representation as to the validity, value, genuineness or collectability of any portion or all of the Pledged Collateral held by or delivered to it.

        (q)           In the event that:

(i)           the Collateral Agent shall receive any conflicting or inconsistent notices or instructions from any one or more of the Business Parties, or

(ii)           there shall be any disagreement between or among any of the Business Parties, resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or

(iii)           there shall be any disagreement between or among any of the Business Parties and any other person, resulting in adverse claims or demands being made in connection with the subject matter of this Agreement, or

(iv)           the Collateral Agent, in good faith, shall be in doubt as to what action it should take hereunder,

then, and in any such event, Collateral Agent may, at its option, refuse to comply with any notices, instructions, claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act.  The Collateral Agent shall be entitled to continue so to refrain from acting until (A) the rights of all Business Parties or other third person(s) shall have been fully and finally adjudicated by a court of competent jurisdiction or (B) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons.  The Collateral Agent shall have the option, after thirty (30) days’ notice to the Business Parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves.

The rights of the Collateral Agent under this Section 12(q) are cumulative of all other rights which it may have by law or otherwise.

    (r)            The Collateral Agent does not have and will not have any interest in the Pledged Collateral or any funds that may be derived from the sale or transfer of any Pledged Collateral, but is serving only as escrow holder and has only possession thereof.

        (s)           The Collateral Agent’s duties and responsibilities shall be determined only with reference to this Agreement.  The Collateral Agent is not charged with any duties or responsibilities in connection with any other document or agreement.

        (t)           The Collateral Agent may execute any of its powers or responsibilities hereunder either directly or by or through its agents or attorneys and the Collateral Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

        (u)          Each of Business Parties do hereby release the Collateral Agent from any act done or omitted to be done by the Collateral Agent in good faith in the performance of its duties hereunder, and each of Business Parties do hereby jointly and severally agree to fully indemnify the Collateral Agent and its directors, officers, employees and agents (the “Collateral Agent Indemnified Parties”) for, and to hold each of them harmless from and against, any loss, liability, claim, damage or expense (including reasonable attorneys’ fees and expenses) incurred by the Collateral Agent Indemnified Parties, arising out of or in connection with the Collateral Agent entering into this Agreement and carrying out its duties hereunder, including the reasonable costs and expenses of defending itself from any claim or liability; provided, however, that the Collateral Agent Indemnified Parties shall not be entitled to indemnification hereunder for losses, liabilities and expenses caused by the willful misconduct, fraud or gross negligence of any of the Collateral Agent Indemnified Parties.  The agreements contained in this Section 12(u) shall survive despite any termination of this Agreement or the resignation or removal of the Collateral Agent.

        (v)          The Collateral Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Collateral Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

    (w)          Anything in this Agreement to the contrary notwithstanding, in no event shall the Collateral Agent be liable for consequential loss or damage of any kind whatsoever (including but not limited to lost profits), regardless of the form of action.

 (x)          The Collateral Agent may resign at any time or be removed by the written mutual consent of the Business Parties.  No resignation or removal of the Collateral Agent and no appointment of a successor Collateral Agent, however, shall be effective until the acceptance or removal of the Collateral Agent in the manner herein provided.  In the event of the resignation or removal of the Collateral Agent, the Business Parties shall in good faith agree upon a successor Collateral Agent.  If the Business Parties are unable to agree upon a successor Collateral Agent within fourteen (14) calendar days after receipt of a notice of resignation or removal is given, the Collateral Agent may deposit the Pledged Collateral and any funds delivered to the Collateral Agent from the sale or transfer of any Pledged Collateral with a court of competent jurisdiction and may petition, at the sole expense of the Business Parties, a court of competent jurisdiction for the appointment of a successor Collateral Agent.  Any successor Collateral Agent shall execute and deliver to the predecessor Collateral Agent and the Business Parties an instrument accepting such appointment and the transfer of the Pledged Collateral and any funds delivered to the Collateral Agent from the sale or transfer of any Pledged Collateral and agreeing to the terms of this Agreement, and thereupon such successor Collateral Agent shall, without further act, become vested with all the estates, properties, rights, powers and duties of the predecessor Collateral Agent as if originally named herein.

(y)           Any law firm with which the Collateral Agent may merge or consolidate shall be the successor Collateral Agent without further act.

(z)           At any time either the Pledgor or Secured Party can request the Collateral Agent to resign, and if the Collateral Agent agrees to resign, another Collateral Agent acceptable to each Secured Party shall be appointed as Collateral Agent.

13.            Definitions.                      The singular shall include the plural and vice versa and any gender shall include any other gender as the context may require.

14.            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Pledgor, Secured Party and their respective successors and assigns. The Pledgor's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Pledgor.

15.           GOVERNING LAW. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY STATE OTHER THAN THE STATE OF NEW YORK.

16.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

17.           Further Assurances. The Pledgor agrees that they will cooperate with Secured Party and the Collateral Agent and will execute and deliver, or cause to be executed and delivered, all such other assignments separate from certificate, proxies, instruments and documents, and will take all such other actions, including, without limitation, the execution and filing of financing statements, as Secured Party or the Collateral Agent may reasonably request from time to time m order to carry out the provisions and purposes of this Agreement.

18.           Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communications shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given (and deemed to have been given) to the address on record with the sending party and otherwise in accordance with and subject to the terms of the Note. Any notices required or permitted to be given hereunder shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular United States mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a Business Party.

19.           Amendments, Waivers and Consents. No amendment to, modification or waiver of, or consent with respect to, any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed and delivered by Secured Party and the Pledgor, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

20.           Section Headings. The section headings in this Agreement are inserted for convenience of reference and shall not be considered a part of this Agreement or used in its interpretation.

21.           Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement. Any such counterpart which may be delivered by facsimile transmission shall be deemed the equivalent of an originally signed counterpart and shall be fully admissible in any enforcement proceedings regarding this Agreement.

22.           Merger. This Agreement represents the final agreement of the Pledgor and Secured Party with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Pledgor and Secured Party.

23. Expenses. In the event of an Event of Default, Purchaser shall pay to the Secured Party the amount of any and all reasonable out of pocket expenses, including the reasonable fees and expenses of its counsel, which the Secured Party may incur in connection with the exercise or enforcement of any of the rights of the Secured Party hereunder.

24. Entire Agreement.  This Agreement constitutes the entire agreement among the parties and supersedes any prior agreement or understanding among them with respect to the subject matter hereof.

25. Waiver of Jury Trial.  As a further inducement for the Secured Party to enter into this Agreement and Purchaser hereby waives any right to trial by jury in any legal proceeding related in any way to this Agreement and/or any and all other documents related to this transaction.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Pledgor and Secured Party have each caused this Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

PLEDGOR:

IP GLOBAL INVESTORS LTD.

By: /s/ Meghann McEnroe_______________
Meghann McEnroe, Chief Executive Officer

SECURED PARTY:

/s/ Lucas Mann________________________
LUCAS MANN

COLLATERAL AGENT:

HODGSON RUSS LLP

By: /s/ Stephen A. Weiss_________________
Stephen A. Weiss, Partner

EXHIBIT A

FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, the undersigned, ______________________________, does hereby sell, assign and transfer unto ,  the ____________ shares of Common Stock of FUND.COM INC. (the “Pledged Securities”), standing in the name of the undersigned on the books of said corporation and does hereby irrevocably constitute and appoint HODGSON RUSS LLP as Agent, as the undersigned's true and lawful attorney, for it and in its name and stead, to sell, assign and transfer all or any of the Pledged Securities, and for that purpose to make and execute all necessary acts of assignment and transfer thereof; and to substitute one or more persons with like full power, hereby ratifying and confirming all that said attorney or substitute or substitutes shall lawfully do by virtue hereof.

Dated: ___________________

IP GLOBAL INVESTORS LTD.

By:      _______________________________________________

EXHIBIT B
LETTER OF INSTRUCTION

Hodgson Russ LLP
As Collateral Agent
1540 Broadway - 24th floor
New York, New York 10036

Re:           Pledge Agreement, dated August 28, 2009 among IP Global Investors Ltd. (the Pledgor”), Lucas Mann (“Secured Party”), and Hodgson Russ LLP (“Collateral Agent”).

Gentlemen:

Reference is made to the above captioned Pledge Agreement.  Unless otherwise defined herein, all capitalized terms shall have the same meaning as is defined in the Pledge Agreement.

Alternative Instructions 1

Please be advised that all of the Obligation have been performed and/or paid in full and you are hereby instructed to release all of the Pledged Collateral in your possession to the Pledgor or as otherwise designated by Pledgor.

Alternative Instructions 2

Please be advised that an Event of Default under the Note and the Pledge Agreement has occurred and is continuing, as a result of which you are hereby instructed to release all of the Pledged Collateral in your possession to Secured Party or as otherwise designed by Secured Party.

Very truly yours,

IP Global Investors Ltd.

By: _________________________________
_________________, Authorized Signatory

 ___________________________________
Lucas Mann

EXHIBIT C

Names, Emails and signature(s) for:

Person(s) Designated to give Instructions to the Collateral Agent

If from the Pledgor:

Name	Email	Signature
IP Global Investors Ltd.		___________________________

If from  Secured Party

Name	Email	Signature
Lucas Mann	Lucas@musicnation.com	__________________________ ___________________________

All instructions must include the signature of the person(s) authorizing said instructions.

057200/00000 Business 6948192v2